UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

CF Industries Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation) 4 Parkway North, Suite 400 Deerfield, IL (Address of principal executive offices)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.) 60015 (Zip Code)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 1, 2012, CF Industries Holdings, Inc. issued a press release announcing that it will construct new ammonia and urea/UAN production units at its complex in Donaldsonville, Louisiana, and new ammonia and urea units at its complex in Port Neal, Iowa.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated November 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2012	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 1, 2012